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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 2000


                             RATEXCHANGE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   001-15831               11-2936371
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


       185 BERRY STREET, SUITE 3515, SAN FRANCISCO, CALIFORNIA    94107
       ------------------------------------------------------------------
              (Address of Principal Executive Offices)         (Zip Code)




        Registrant's telephone number, including area code (415) 371-9800


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)     Previous Independent Accountants.

        (i) On July 20, 2000, RateXchange Corporation dismissed the accounting firm of Crouch, Bierwolf & Chisholm as its independent accountants.

        (ii) Crouch, Bierwolf & Chisholm's reports on RateXchange Corporation's financial statements for the past two fiscal years have contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the report on the 1999 audited financial statements which included a qualification regarding the Company's ability to continue as a going concern.

        (iii) RateXchange Corporation's Audit Committee approved the decision to change independent accountants.

        (iv) In connection with its audits for the two most recent fiscal years and through July 20, 2000, there have been no disagreements between RateXchange Corporation and Crouch, Bierwolf & Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crouch, Bierwolf & Chisholm, would have caused it to make reference thereto in its reports on the financial statements for such years.

        (v) During the two most recent fiscal years and through July 20, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        (vi) Crouch, Bierwolf & Chisholm has furnished RateXchange Corporation with a copy of a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountants.

        (i) On July 20, 2000, RateXchange Corporation engaged Arthur Andersen, L.L.P. as its new independent accountants.

        (ii) Prior to July 20, 2000, RateXchange Corporation had not consulted with Arthur Andersen, L.L.P. on items which involved the Company's accounting principles or the type of audit opinion to be issued on the Company's financial statements, but did discuss with Arthur Andersen, L.L.P. its engagement fees and standard engagement terms for serving as RateXchange Corporation's auditors.

ITEM 7. EXHIBITS

Exhibit Number    Description
--------------    -----------
   16.1           Letter from Crouch, Bierwolf & Chisholm to the Securities and
                  Exchange Commission


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RATEXCHANGE CORPORATION


Date: July 27, 2000                    By: /s/ PHILIP R. RICE
                                       ---------------------------------------
                                           Philip R. Rice
                                           Executive Vice President and
                                           Chief Financial Officer